WORLD FUNDS TRUST

Toreador Core Fund
Retail Class Ticker: TORLX
Institutional Class Ticker: TORZX

Toreador International Fund
Investor Class Ticker: TMRFX
Class C Ticker: TMRCX
Institutional Class Ticker: TMRIX

Toreador Explorer Fund
Investor Class Ticker: TMRLX
Institutional Class Ticker: TMRZX

(collectively, the “Toreador Funds”)

Supplement dated June 22, 2017
To the Prospectus dated August 30, 2016

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On December 21, 2016, and at subsequent meetings held on February 22-23, 2017 and May 16-17, 2017, the Board of Trustees of World Funds Trust (the “Trust”) considered various proposals designed, in part, to modernize and streamline the Toreador Funds’ operations and to harmonize the advisory agreements and restrictions among the Toreador Funds. As part of these proposals, the Trustees voted to approve: (1) revisions to the fundamental investment restrictions of each of the Toreador Funds; (2) a new investment advisory agreement; and (3) the reorganization of the Retail Class Shares of the Toreador Core Fund into a newly created Investor Class.

The Toreador Funds, from their various inception dates, were, for a variety of business reasons, organized in different registrants, at different times and by different service providers. The result is that the class structures, fundamental policies and contractual arrangements vary across the fund complex. While the Toreador Funds have operated adequately in spite of these differences, the Board of Trustees of the Trust believes, after discussions with Toreador Research & Trading, LLC, the investment adviser to the Toreador Funds and Trust management that the Toreador Funds would benefit if initiatives were undertaken to provide uniformity amongst the Funds.

These proposals will be submitted for approval by the Toreador Funds’ shareholders of record as of June 1, 2017 at a meeting anticipated to be held August 15, 2017. If approved by the shareholders of the Toreador Funds, the proposals are expected to go into effect on August 28, 2017.

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